EXHIBIT 10
__________
                 AGREEMENT AND PLAN OF MERGER

                            among

                    MIDLANTIC BANKS INC.,

                   MIDLANTIC NATIONAL BANK

                             and

                       CONTINENTAL BANK

     This AGREEMENT AND PLAN OF MERGER is made as of March 23,
1994 among MIDLANTIC BANKS INC. ("MBI"), a New Jersey corporation, MIDLANTIC NATIONAL BANK ("MNB"), a national banking association and CONTINENTAL BANK ("CB"), a Pennsylvania banking institution.

     WHEREAS, MNB is a national banking association duly organized under the laws of the United States of America with its principal office in Newark, Essex County, New Jersey. The authorized capital stock of MNB as of December 31, 1993 was $114,128,105 divided into 3,511,634 common shares of the par value of $32.50 each (the "MNB Common Stock"), all of which shares were issued and outstanding as of December 31, 1993.
As of December 31, 1993, MNB had surplus of $689,051,052.15 and undivided profits of $97,582,432.74; and

     WHEREAS, CB is a bank duly organized under the laws of the Commonwealth of Pennsylvania with its principal office in Norristown, Montgomery County, Pennsylvania. The authorized capital stock of CB as of December 31, 1993 was $30,625,000 divided into 6,125,000 shares of Common Stock of the par value of $5.00 each (the "CB Common Stock"), of which 4,706,180 shares were issued and outstanding as of December 31, 1993.
As of December 31, 1993, CB had surplus of $81,259,566.47 and undivided profits of $187,823,416.86; and

     WHEREAS, all of the outstanding CB Common Stock is owned by Midlantic Corporation and all of the outstanding MNB Common
Stock is owned by MBI, which is a wholly-owned subsidiary of Midlantic Corporation; and

     WHEREAS, the sole director of MBI, a majority of the entire Board of Directors of MNB and a majority of the entire
Board of Directors of CB have, respectively, approved and made this Agreement and Plan of Merger and authorized its execution.

     NOW, THEREFORE, in consideration of the premises and of the agreements herein contained, the parties agree as follows:

     1. CB shall be merged into and under the Charter and Articles of Association of MNB pursuant to the provisions of, and with the effect provided in, Section 2 of Chapter 209 of the Act of Congress, of November 7, 1918, as amended (12 U.S.C. 215a).

     2. Upon the merger becoming effective, (i) the name of the receiving association (hereinafter called the "Continuing Bank" whenever reference is made to it as of the time of the merger or thereafter) shall be "Midlantic Bank, National Association", (ii) its Articles of Association shall be as set forth in Schedule A attached hereto and made a part hereof with such amendments authorized by the respective shareholders of MNB and CB at or before the time the merger becomes effective, (iii) the By-Laws of MNB in effect immediately prior to the effective date of the merger shall be the By-Laws of the Continuing Bank, subject to amendment as therein provided, and (iv) the Main Office and established branches of MNB shall become the Main Office and the established and authorized branches of the Continuing Bank and the Main Office and established branches of CB shall become the established and authorized branches of the Continuing Bank.

     3. Upon the merger becoming effective, the corporate existence of MNB and CB shall, as provided by the aforementioned Act of Congress, be merged into and continued in the Continuing Bank, and the Continuing Bank shall be deemed to be the same corporation as CB and MNB. All rights, franchises and interests of CB and MNB, respectively, in and to every type of property (real, personal and mixed) and choses in action shall be transferred to and vested in the Continuing Bank by virtue of such merger without any deed or other transfer, and the Continuing Bank, without any order or other action on the part of any court or otherwise, shall hold and enjoy all rights of property, franchises, and interests, including appointments, designations and nominations and all other rights and interests as trustee, executor, administrator, registrar of stocks and bonds, guardian of estates, assignee, receiver, and committee of estates of lunatics, and in every other fiduciary capacity in the same manner and to the same extent as such rights, franchises and interests were held or enjoyed by MNB and CB respectively, at the time the merger becomes effective. The Continuing Bank shall be liable for all liabilities of CB, and all deposits, debts, liabilities, obligations and contracts of CB and of MNB, respectively, matured or unmatured, whether accrued, absolute, contingent or otherwise, and whether or not reflected or reserved against on balance sheets, books of account, or records of CB or MNB, as the case may be, shall be those of the Continuing Bank, and shall not be released or impaired by the merger, and all rights of creditors and other obligees and all liens on property of either CB or MNB shall be preserved unimpaired.

     4.   Upon the merger becoming effective:

     (a) The holder of the outstanding shares of CB Common Stock shall be entitled to receive from MBI in exchange for the aggregate of all shares of CB Common Stock held by such holder 600 shares of the Common Stock of MBI, of no par value (the "MBI Common Stock").

     (b) On the date the merger becomes effective, each outstanding share of CB Common Stock, shall ipso facto and without any action on the part of the holder thereof, become and be converted into such number of shares of MBI Common Stock, as are issuable in the merger with respect thereto.

     Outstanding certificates evidencing shares of CB Common Stock shall, after the time the merger becomes effective, evidence only the right of the holder thereof to receive certificates for shares of MBI Common Stock. Upon the effective date of the merger, MBI will deliver to the CB Common Stock shareholder a certificate for the aggregate number of shares of MBI Common Stock to which such shareholder shall be entitled, determined as provided herein. Upon surrender of said certificates representing CB Common Stock and acceptance thereof by MBI, the CB Common Stock shareholder will receive in exchange therefor a certificate for the number of whole shares of MBI Common Stock to which such shareholder is entitled hereunder.

     (c) The amount and the number of shares of the capital stock of the Continuing Bank outstanding upon the merger becoming effective shall be $114,128,105 divided into 3,511,634 shares of the par value of $32.50 each.

     (d) The shares of capital stock of MNB issued and outstanding at the time the merger becomes effective shall continue to be issued and outstanding shares of the Continuing
Bank.

     5. The members of the Board of Directors of MNB and the members of the Board of Directors of CB immediately prior to the effective date of the merger shall serve as the Board of Directors of the Continuing Bank until the next annual meeting of its shareholders and until such time as their successors have been elected and qualified. The officers of MNB immediately prior to the effective date of the merger shall serve as the officers of the Continuing Bank until their successors have been elected and qualified, subject to the By-Laws of the Continuing Bank and applicable law.

     6. This Agreement and Plan of Merger shall be submitted to the sole shareholders of CB and MNB for ratification and confirmation in accordance with the applicable provisions of law and their respective charters and by-laws. CB and MNB shall proceed expeditiously and cooperate fully in the procurement of any other consents and approvals and in the taking of any other action, and the satisfaction of all other requirements prescribed by law or otherwise, necessary for consummation of the merger, and the other transactions contemplated hereby, on the terms herein provided.

     7. Effectuation of the merger herein provided for is subject to the following conditions:

     (a) This Agreement and Plan of Merger shall have been ratified and confirmed by the vote of the sole shareholder of each of CB and MNB, as required by law.

     (b) The unconditional consents and approvals of all regulatory authorities having jurisdiction in the premises free of any restriction or requirement by reason of the acceptance of any such consent or approval or by reason of any action taken pursuant thereto, shall have been procured, all waiting periods prescribed by law have expired and all other requirements prescribed by law shall have been satisfied, which are necessary for the consummation of the merger and the other transactions contemplated hereby, for the continuation by the Continuing Bank after the merger of the banking business of CB and MNB at all of the locations at which such business is carried on immediately before the merger becomes effective, and for the Continuing Bank to have and exercise full right of ownership with respect thereto and with respect to all property of CB and MNB.

     (c) No suit, action or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement and Plan of Merger, or the consummation of the merger; and the time for appeal of any judgment or order in any such suit, action or other proceeding theretofore entered shall have expired.

     8. This Agreement and Plan of Merger may be terminated at any time before the merger becomes effective by written notice by any one of CB, MNB and MBI to the other parties hereto, authorized and approved by resolution adopted by the Board of Directors of the party giving such notice. Upon termination as provided in this Section, this Agreement and Plan of Merger shall be void and of no further effect, and there shall be no liability by reason of this Agreement and Plan of Merger or the termination thereof on the part of CB, MNB, MBI or the directors, officers, employees, agents or shareholders of any of them.

     9. Upon satisfaction of all requirements of law and subject to the terms and conditions specified in this Agreement and Plan of Merger, including, among other conditions, receipt of the approval of the Comptroller of the Currency specified in the Act of Congress referred to in
Section 1 hereof, the merger shall become effective at the time specified in the certificate to be issued by the Comptroller of the Currency under the seal of his office approving the merger.

     10. This Agreement and Plan of Merger shall be governed and construed according to the laws of the State of New
Jersey.

     11. The parties hereto by mutual consent of their respective Boards of Directors or the responsible officers authorized by such Boards of Directors may amend, modify or supplement this Agreement and Plan of Merger in such a manner as may be agreed upon in writing.

     12. This Agreement and Plan of Merger shall be binding upon and inure to the benefit of the parties named herein and their respective successors and assigns, provided that neither this Agreement and Plan of Merger nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of each of the other parties.

     13. This Agreement and Plan of Merger may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be executed by their duly authorized officers and their corporate seals to be hereunto affixed as of the 23rd day of March, 1994, and directors constituting a majority of the Board of Directors of each of MNB and CB have hereunto subscribed their names.



{SEAL}                        MIDLANTIC BANKS INC.

                              By _____________________________
                                 Garry J. Scheuring
                                 Chairman of the Board,
                                 President & Chief Executive
                                 Officer

Attest:

_________________________________
John M. Sperger
Senior Vice President & Secretary








                           [signatures continued on next page]

{SEAL}                        MIDLANTIC NATIONAL BANK

                              By _____________________________
                                 Garry J. Scheuring
                                 Chairman of the Board,
                                 President & Chief Executive
                                 Officer

Attest:

_______________________________
John M. Sperger
Senior Vice President & Cashier




A majority of the Directors of Midlantic National Bank:



________________________           _______________________
Charles E. Ehinger                 Marcy Syms Merns

________________________           _______________________
Kevork S. Hovnanian                Ralph H. O'Brien

________________________           _______________________
Aubrey C. Lewis                    Ernest L. Ransome, III

________________________           _______________________
David F. McBride                   B. P. Russell

________________________           _______________________
Desmond P. McDonald                Garry J. Scheuring

________________________           _______________________
William E. McKenna                 Fred R. Sullivan














                           [signatures continued on next page]

{SEAL}                        CONTINENTAL BANK

                              By __________________________
                                 James J. Lynch
                                 President

ATTEST:

_________________________________
John M. Sperger
Senior Vice President & Secretary


A majority of the Directors of Continental Bank:


________________________           ___________________________
David F. Girard-diCarlo            Roy T. Peraino

________________________           ___________________________
Frederick C. Haab                  Ronald Rubin

________________________           ___________________________
Arthur J. Kania                    Garry J. Scheuring

________________________           ___________________________
James J. Lynch                     Harold L. Yoh, Jr.

                                                       Schedule A

              MIDLANTIC BANK, NATIONAL ASSOCIATION

                     ARTICLES OF ASSOCIATION


     FIRST:    The title of this Association shall be Midlantic
Bank, National Association.

     SECOND:   The main office of this Association shall be in
the City of Newark, County of Essex, State of New Jersey. The general business of this Association shall be conducted at its main office and its branches.

     THIRD:    The Board of Directors of this Association shall
consist of not less than five nor more than twenty-five persons, the exact number of directors within such minimum and maximum limits to be fixed and determined, from time to time, by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for any reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

     FOURTH:   The annual meeting of the shareholders for the
election of directors and the transaction of whatever other business as may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor in the By-Laws but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

     Any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if all the shareholders consent thereto in writing. The written consents of the shareholders shall be filed with the minutes of proceedings of shareholders.

     FIFTH:    The amount of capital stock of this Association
shall be One Hundred Fourteen Million One Hundred Twenty-eight Thousand One Hundred Five Dollars ($114,128,105) divided into 3,511,634 shares of common stock of the par value of Thirty-two Dollars and Fifty Cents ($32.50) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

     No holder of shares of the capital stock of any class of this Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of this Association, whether now or hereafter authorized, or to any obligations convertible into stock of this Association, issued or sold, nor any right of subscription to any thereof other than such, if any, as the Board of Directors, in its discretion, may from time to time determine and at such price as the Board of Directors may from time to time fix.

     This Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

     SIXTH:    The Board of Directors shall appoint one of its
members President of this Association, who shall be Chairman of the Board, unless the Board appoints another director to be the Chairman. The Board of Directors shall have the power to appoint a Vice Chairman of the Board, and one or more Vice Presidents; and to appoint a Cashier and such other officers and employees as may be required to transact the business of this Association.

     The Board of Directors shall have the power to define the duties of the officers and employees of this Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of this Association shall be made; to manage and administer the business and affairs of this Association; to make all By-Laws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a Board of Directors to do and perform.

     SEVENTH: The Board of Directors shall have the power to change the location of the main office to any other place within the limits of the City of Newark, without the approval of the shareholders, but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of this Association to any other location without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

     EIGHTH:   The corporate existence of this Association shall
continue until terminated in accordance with the laws of the United States.

     NINTH:    The Board of Directors of this Association, or any
one or more shareholders owing, in the aggregate, not less than ten percent (10%) of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place and purpose of every annual and special meeting of the shareholders shall be given by first class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of this Association.

     TENTH:    This Association shall indemnify to the full
extent from time to time permitted by New Jersey law, any person made, or threatened to be made, a party to, or a witness or other participant in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, legislative, investigative or of any other kind, by reason of the fact that such person is or was a director, officer, employee or agent of this Association or any subsidiary of this Association or serves or served any other enterprise at the request of this Association (including service as a fiduciary with respect to any employee benefit plan) against expenses, judgments, fines, penalties and amounts paid in settlement, actually and reasonably incurred by such person in connection with such action, suit or proceeding, or any appeal therein; provided, that no indemnification shall be granted for expenses, civil penalties or other payments incurred by any such person in an administrative proceeding by a federal bank regulatory agency resulting in a final unappealable order assessing such penalties or requiring payments to this Association; and provided further, that as long as this Association is controlled directly or indirectly by Midlantic Corporation or any successors thereto, no indemnification shall be granted to any such person without the approval of Midlantic Corporation or such successor thereto. The rights provided by this Article to any person shall inure to the benefit of such person's legal representative. Neither the amendment or repeal of this Article, nor the adoption of any provision of these Articles of Association inconsistent with this Article, shall deprive any person of rights hereunder arising out of any matter which occurred prior to such amendment, repeal or adoption.

     This Association shall have the authority to purchase and maintain insurance covering its directors, officers, employees and agents against expenses and liabilities incurred in connection with any action or proceeding in which any of such persons is a participant because of such person's service to this Association, any subsidiary of this Association or any other enterprise at the request of this Association.

     To the full extent from time to time permitted by New Jersey law, expenses incurred by a person in defending a civil or criminal action, suit or proceeding shall be paid by this Association in advance of the final disposition of such action upon receipt of an undertaking by or on behalf of such person to repay such amount to the extent the expenses so advanced exceed the indemnification to which it is ultimately determined that such person is entitled; provided that as long as this Association is controlled directly or indirectly by Midlantic Corporation or any successors thereto, no advancement of expenses shall be granted to any such person without the approval of Midlantic Corporation or such successor thereto.

     To the full extent from time to time permitted by New Jersey law, no director or officer of this Association shall be personally liable to this Association or its shareholders for damages for breach of any duty owed to this Association or its shareholders. Neither the amendment or repeal of this Article, nor the adoption of any provision of these Articles of Association inconsistent with this Article, shall eliminate or reduce the protection afforded by this Article to a director or officer of this Association with respect to any matter which occurred, or any cause of action, suit or claim which but for this Article would have accrued or arisen, prior to such amendment, repeal or adoption.

     ELEVENTH: These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.

                         AMENDMENT NO. 1

                               to

                  AGREEMENT AND PLAN OF MERGER

                              among

                      MIDLANTIC BANKS INC.,

                     MIDLANTIC NATIONAL BANK

                               and

                        CONTINENTAL BANK


     THIS AMENDMENT NO. 1 is made as of May 5, 1994 among
MIDLANTIC BANKS INC. ("MBI"), a New Jersey corporation, MIDLANTIC
NATIONAL BANK ("MNB"), a national banking association and CONTINENTAL BANK ("CB"), a Pennsylvania banking institution.

     WHEREAS, MBI, MNB and CB entered into an Agreement and Plan of Merger dated as of March 23, 1994 (the "Merger Agreement"), providing for the merger of CB into MNB under the charter of MNB and the title "Midlantic Bank, National Association"; and

     WHEREAS, it has been proposed that, prior to the effective date of the merger, MBI will be merged with and into its parent holding company, Midlantic Corporation ("MC"), and the separate existence of MBI shall cease; and

     WHEREAS, MBI, MNB and CB wish to amend the Merger Agreement to reflect the proposed merger of MBI into MC.

     NOW, THEREFORE, in consideration of the premises and of the agreements herein contained, the parties agree as follows:

     1. Each capitalized term used herein which is defined in the Merger Agreement shall have the meaning specified therein.

     2. Section 2 of the Merger Agreement is hereby amended to provide that upon the merger becoming effective, the Articles of Association of the Continuing Bank shall be as set forth in
Schedule 1 attached to this Amendment No. 1 and made a part hereof, with such amendments authorized by the respective shareholders of MNB and CB at or before the time the merger becomes effective.

     3. Section 4 of the Merger Agreement is hereby amended and restated to read in its entirety as follows:

          "4.  Upon the merger becoming effective:

               "(a) The holder of the outstanding shares of CB
                    Common Stock shall be entitled to receive from the Continuing Bank, in exchange for the aggregate of all shares of CB Common Stock held by such holder, 3,224,322 shares of the Common Stock of the Continuing Bank, $32.50 par value (the "Continuing Bank Common Stock").

               "(b) On the date the merger becomes effective,
                    each outstanding share of CB Common Stock, shall ipso facto and without any action on the part of the holder thereof, become and be converted into such number of shares of Continuing Bank Common Stock, as are issuable in the merger with respect thereto.

                    "Outstanding certificates evidencing shares of CB Common Stock shall, after the time the merger becomes effective, evidence only the right of the holder thereof to receive certificates for shares of Continuing Bank Common Stock. Upon the effective date of the merger, the Continuing Bank will deliver to the CB Common Stock shareholder a certificate for the aggregate number of shares of Continuing Bank Common Stock to which such shareholder shall be entitled, determined as provided herein. Upon surrender of said certificates representing CB Common Stock and acceptance thereof by the Continuing Bank, the CB Common Stock shareholder will receive in exchange therefor a certificate for the number of whole shares of Continuing Bank Common Stock to which such shareholder is entitled hereunder.

               "(c) The amount and the number of shares of the
                    capital stock of the Continuing Bank
                    outstanding upon the merger becoming
                    effective shall be $218,918,570 divided into 6,735,956 shares of the par value of $32.50 each.

               "(d) The shares of capital stock of MNB issued and
                    outstanding at the time the merger becomes effective shall continue to be issued and outstanding shares of the Continuing Bank."

     4. The first sentence of Section 5 of the Merger Agreement is hereby amended and restated to read in its entirety as follows:

          "Each of the following persons and such other persons as may subsequently be chosen by the Boards of Directors of MNB and CB shall serve as the Board of Directors of the members of the Board of Directors of the Continuing Bank until the next annual meeting of its shareholders and until such time as their successors have been elected and qualified, provided that such person continues to serve as a director of either CB or MNB immediately prior to the effective date of the merger: Charles E. Ehinger, David F. Girard-diCarlo, Frederick C. Haab, Kevork S. Hovnanian, Arthur J. Kania, Aubrey C. Lewis, David F. McBride, Desmond P. McDonald, William E. McKenna, Marcy Syms Merns, Ralph H. O'Brien, Roy T. Peraino, Ernest L. Ransome, III, Ronald Rubin, B. P. Russell, Garry J. Scheuring, Fred R. Sullivan and Harold L. Yoh, Jr.

     5.   Except as otherwise provided herein, the Merger
Agreement shall remain in full force and effect.

     6. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their duly authorized officers and their corporate seals to be hereunto affixed as of the 5th day of May, 1994, and directors constituting a majority of the Board of Directors of each of MNB and CB have hereunto subscribed their names.



{SEAL}                        MIDLANTIC BANKS INC.

                              By _____________________________
                                 Garry J. Scheuring
                                 Chairman of the Board,
                                 President & Chief Executive
                                 Officer

Attest:

_________________________________
John M. Sperger
Senior Vice President & Secretary

                              [signatures continued on next page]

{SEAL}                        MIDLANTIC NATIONAL BANK

                              By _____________________________
                                 Garry J. Scheuring
                                 Chairman of the Board,
                                 President & Chief Executive
                                 Officer

Attest:

_______________________________
John M. Sperger
Senior Vice President & Cashier




A majority of the Directors of Midlantic National Bank:



________________________           _______________________
Charles E. Ehinger                 Marcy Syms Merns

________________________           _______________________
Kevork S. Hovnanian                Ralph H. O'Brien

________________________           _______________________
Aubrey C. Lewis                    Ernest L. Ransome, III

________________________           _______________________
David F. McBride                   B. P. Russell

________________________           _______________________
Desmond P. McDonald                Garry J. Scheuring

________________________           _______________________
William E. McKenna                 Fred R. Sullivan











                              [signatures continued on next page]

{SEAL}                        CONTINENTAL BANK

                              By __________________________
                                 James J. Lynch
                                 President

ATTEST:

_________________________________
John M. Sperger
Senior Vice President & Secretary


A majority of the Directors of Continental Bank:


________________________           ___________________________
David F. Girard-diCarlo            Roy T. Peraino

________________________           ___________________________
Frederick C. Haab                  Ronald Rubin

________________________           ___________________________
Arthur J. Kania                    Garry J. Scheuring

________________________           ___________________________
James J. Lynch                     Harold L. Yoh, Jr.

                                                  Schedule 1


            MIDLANTIC BANK, NATIONAL ASSOCIATION

                  ARTICLES OF ASSOCIATION


     FIRST:    The title of this Association shall be
Midlantic Bank, National Association.

     SECOND:   The main office of this Association shall be
in the City of Newark, County of Essex, State of New Jersey.
The general business of this Association shall be conducted at its main office and its branches.

     THIRD:    The Board of Directors of this Association
shall consist of not less than five nor more than twenty-five persons, the exact number of directors within such minimum and maximum limits to be fixed and determined, from time to time, by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Unless otherwise provided by the laws of the United States, any vacancy in the Board of Directors for any reason, including an increase in the number thereof, may be filled by action of the Board of Directors.

     FOURTH:   The annual meeting of the shareholders for
the election of directors and the transaction of whatever other business as may be brought before said meeting shall be held at the main office or such other place as the Board of Directors may designate, on the day of each year specified therefor in the By-Laws but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the Board of Directors.

     Any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if all the shareholders consent thereto in writing. The written consents of the shareholders shall be filed with the minutes of proceedings of shareholders.

     FIFTH:    The amount of capital stock of this
Association shall be Two Hundred Eighteen Million Nine Hundred Eighteen Thousand Five Hundred Seventy Dollars ($218,918,570) divided into 6,735,956 shares of common stock of the par value of Thirty-two Dollars and Fifty Cents ($32.50) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.





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     No holder of shares of the capital stock of any class
of this Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of this Association, whether now or hereafter authorized, or to any obligations convertible into stock of this Association, issued or sold, nor any right of subscription to any thereof other than such, if any, as the Board of Directors, in its discretion, may from time to time determine and at such price as the Board of Directors may from time to time fix.

     This Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated, without the approval of the shareholders.

     SIXTH:    The Board of Directors shall appoint one of
its members President of this Association, who shall be Chairman of the Board, unless the Board appoints another director to be the Chairman. The Board of Directors shall have the power to appoint a Vice Chairman of the Board, and one or more Vice Presidents; and to appoint a Cashier and such other officers and employees as may be required to transact the business of this Association.

     The Board of Directors shall have the power to define the duties of the officers and employees of this Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of this Association shall be made;
to manage and administer the business and affairs of this Association; to make all By-Laws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a Board of Directors to do and perform.

     SEVENTH: The Board of Directors shall have the power to change the location of the main office to any other place within the limits of the City of Newark, without the approval of the shareholders, but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of this Association to any other location without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

     EIGHTH:   The corporate existence of this Association
shall continue until terminated in accordance with the laws of the United States.










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     NINTH:    The Board of Directors of this Association,
or any one or more shareholders owing, in the aggregate, not less than ten percent (10%) of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place and purpose of every annual and special meeting of the shareholders shall be given by first class mail, postage prepaid, mailed at least ten days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of this Association.

     TENTH:    This Association shall indemnify to the full
extent from time to time permitted by New Jersey law, any person made, or threatened to be made, a party to, or a witness or other participant in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, legislative, investigative or of any other kind, by reason of the fact that such person is or was a director, officer, employee or agent of this Association or any subsidiary of this Association or serves or served any other enterprise at the request of this Association (including service as a fiduciary with respect to any employee benefit plan) against expenses, judgments, fines, penalties and amounts paid in settlement, actually and reasonably incurred by such person in connection with such action, suit or proceeding, or any appeal therein; provided, that no indemnification shall be granted for expenses, civil penalties or other payments incurred by any such person in an administrative proceeding by a federal bank regulatory agency resulting in a final unappealable order assessing such penalties or requiring payments to this Association; and provided further, that as long as this Association is controlled directly or indirectly by Midlantic Corporation or any successors thereto, no indemnification shall be granted to any such person without the approval of Midlantic Corporation or such successor thereto. The rights provided by this Article to any person shall inure to the benefit of such person's legal representative. Neither the amendment or repeal of this Article, nor the adoption of any provision of these Articles of Association inconsistent with this Article, shall deprive any person of rights hereunder arising out of any matter which occurred prior to such amendment, repeal or adoption.

     This Association shall have the authority to purchase and maintain insurance covering its directors, officers, employees and agents against expenses and liabilities incurred in connection with any action or proceeding in which any of such persons is a participant because of such person's service to this Association, any subsidiary of this Association or any other enterprise at the request of this Association.

     To the full extent from time to time permitted by New Jersey law, expenses incurred by a person in defending a civil or criminal action, suit or proceeding shall be paid by this Association in advance of the final disposition of such action upon receipt of an undertaking by or on behalf of such person to repay such amount to the extent the expenses so advanced exceed the indemnification to which it is ultimately determined that such person is entitled; provided that as long as this Association is controlled directly or indirectly by Midlantic Corporation or any successors thereto, no advancement of expenses shall be granted to any such person without the approval of Midlantic Corporation or such successor thereto.

     To the full extent from time to time permitted by New Jersey law, no director or officer of this Association shall be personally liable to this Association or its shareholders for damages for breach of any duty owed to this Association or its shareholders. Neither the amendment or repeal of this Article, nor the adoption of any provision of these Articles of Association inconsistent with this Article, shall eliminate or reduce the protection afforded by this Article to a director or officer of this Association with respect to any matter which occurred, or any cause of action, suit or claim which but for this Article would have accrued or arisen, prior to such amendment, repeal or adoption.

     ELEVENTH: These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of a greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount.